UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2006

U.S. Farms, Inc.

(Exact name of registrant as specified in its charter)

Nevada                    000-27487                   88-0350156

(State or other jurisdiction         (Commission               (IRS Employer

of incorporation)               File Number)            Identification No.)

1635 Rosecrans Street, Suite D, San Diego, CA 92106

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (858) 488-7775

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

U.S. Farms, Inc. (the “Registrant”) reports a series of transactions that caused a greater than 5% increase in the number of the Registrant’s outstanding shares of common stock.  Between November 13, 2006, the number of issued and outstanding shares of common stock increased from 14,194,059 to 24,612,517 shares, a 73% increase.

In November and December 2006, U.S. Farms, Inc. (the “Registrant”) sold 447,500 shares of its common stock to 27 persons for gross proceeds of $89,500.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.  The shares were sold directly by the Registrant without an underwriter.  There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the stock certificates. Based upon the established relationship between the investors and the issuer's officer and director, the issuer concluded that each investor was either an accredited investor or that each investor had such knowledge and experience in business and financial matters that he was capable of evaluating the merits and risks of the prospective investment and that the amount of the investment for each person was reasonable in relation to the investor's net worth because it did not exceed 10% of the investor's net worth.

Between December 14, 2006 and March 26, 2007, the Registrant sold 4,186,000 shares of its common stock and Warrants to purchase 4,186,000 shares of common stock to 68 persons for gross proceeds of $1,046,500.  The Warrants allow the holder to purchase a share of common stock at $.50 per share until November 28, 2009.  The Registrant can redeem the Warrants at $.10 per Warrant.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering and Rule 506 of Regulation D.  The shares were sold on behalf of the Registrant by Westcap Securities Inc. (the “Placement Agent”).  There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The offering was limited to accredited investors.  The Placement Agent received a 10% commission, 3% non-accountable expense allowance and 2% due diligence fee from the gross offering proceeds.  Further, the Placement Agent will receive 10% of the proceeds from the exercise of the Warrants and a consulting fee payable in common stock equal to 10% of gross offering proceeds.

Between December 14, 2006 and March 30, 2007, the Registrant sold 1,278,000 shares of its common stock and Warrants to purchase 1,278,000 shares of common stock to 19 persons for gross proceeds of $319,500.  The Warrants allow the holder to purchase a share of common stock at $.50 per share until November 28, 2009.  The Registrant can redeem the Warrants at $.10 per Warrant.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering and Rule 506 of Regulation D.  The shares were sold directly by the Registrant without an underwriter.  There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the stock certificates. Based upon the established relationship between the investors and the issuer's officer and director, the issuer concluded that each investor was either an accredited investor or that each investor had such knowledge and experience in business and financial matters that he was capable of evaluating the merits and risks of the prospective investment and that the amount of the investment for each person was reasonable in relation to the investor's net worth because it did not exceed 10% of the investor's net worth.

Between December 28, 2006 and February 9, 2007, the Registrant issued 2,172,500 shares of its common stock to 5 persons in connection with the May 30, 2006 Asset Purchase Agreement between the Registrant and Phrixus Holdings, Inc.  The Registrant valued the shares at $.25 per share or $543,125.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.  There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  Based upon the relationship between the investors and the issuer's officers and directors, the issuer concluded that each investor was either an accredited investor or that each investor had such knowledge and experience in business and financial matters that he was capable of evaluating the merits and risks of the prospective investment and that the amount of the investment for each person was reasonable in relation to the investor's net worth because it did not exceed 10% of the investor's net worth.  The shares were sold directly by the Registrant without an underwriter.

Between November 2006 and February 2007, the Registrant issued 1,812,200 shares of its common stock to 13 persons valued at $.25 per share or $453,050 in exchange for consulting services rendered and to be rendered to the Registrant.  825,000 shares were issued to the Registrant’s officer and directors, Yan Skwara (500,000), Donald Hejmanowski (175,000), and Darin Pines (150,000).  195,200 shares of common stock were issued to Westcap Securities, Inc. as consulting fees.  The transactions between the Registrant and the consultants were exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.  There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  Based upon the relationship between the investors and the issuer's officers and directors, the issuer concluded that each investor was either an accredited investor or that each investor had such knowledge and experience in business and financial matters that he was capable of evaluating the merits and risks of the prospective investment and that the amount of the investment for each person was reasonable in relation to the investor's net worth.  The shares were sold directly by the Registrant without an underwriter.

Between November 28, 2006 and January 29, 2007, the Registrant issued 482,258 shares of its common stock to 9 persons who held convertible promissory notes for $109,298.  The transactions between the Registrant and the consultants were exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Farms, Inc.

Date: April 2, 2007

/s/ Yan K. Skwara

Yan K. Skwara, CEO